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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2003


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)



          WISCONSIN                                           39-1413328
(State or other jurisdiction of                  (I.R.S. employer identification
incorporation or organization)                                  number)


                          COMMISSION FILE NUMBER: 21292



                            19105 WEST CAPITOL DRIVE
                              BROOKFIELD, WI 53045
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (790) 790-2127




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)      Not Applicable

          (b)      Not Applicable

          (c)      Exhibits.

                    Exhibit Number               Description of Exhibits
                         99 Registrant's July 23, 2003 press release announcing its 2003 second quarter earnings


ITEM 9.   REGULATION FD DISCLOSURE.  (Provided Under Item 12).

On July 23, 2003, The Registrant issued a press release announcing its 2003 second quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th day of July 2003.


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
                                  (Registrant)



Dated:  July 24, 2003          BY:  /S/ JAMES C. MROCZKOWSKI
                                    --------------------------------------------
                                      James C. Mroczkowski
                                      Executive Vice President & Chief Financial
                                      Officer
                                      (Principal Financial and Principal
                                      Accounting Officer)






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                                  EXHIBIT INDEX



                    Exhibit Number               Description of Exhibits
                    ------------------------------------------------------------
                         99 Registrant's July 23, 2003 press release announcing its 2003 second quarter earnings





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